COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
 NOTE 14 - COMMITMENTS AND CONTINGENCIES

Guarantees

Jonway Auto guaranteed certain financial obligations of outside third parties including suppliers to support our business and economic growth. Guarantees will terminate on payment and/or cancellation of the obligation once it is repaid. A payment by us would be triggered by failure of the guaranteed party to fulfill its obligation covered by the guarantee.  Maximum potential payments under guarantees total $6.8 million at June 30, 2013. The guarantee expires in November 2013. Our performance risk under these guarantees is reviewed regularly, and has resulted in no changes to our initial valuations.